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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 2000


                         Peerless Systems Corporation
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            (Exact name of registrant as specified in its charter)


   Delaware                        000-21287                      95-3732595
   --------                        ---------                      ----------
(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


2381 Rosecrans Avenue
El Segundo, California                                               90245
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (310) 536-0908

                                      N/A
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         (Former name or former address, if changed since last report
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Item 5. Other Events.

     Effective November 20, 2000, the Board of Directors of the registrant (the "Board"), adopted resolutions adding Howard Nellor as a member of the Board and appointing him Chief Executive Officer of the registrant. Previous to this, Mr. Nellor had acted as the interim Chief Executive Officer of the registrant. Also effective November 20, 2000, Robert G. Barrett resigned from his position as Chairman of the Board, but will remain a director of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PEERLESS SYSTEMS CORPORATION


Date: December 19, 2000          By     /s/ Howard Nellor
                                        --------------------
                                        Howard Nellor
                                        President and Chief Executive Officer